PROJECT PROFILE

Lake Street Apartments Minneapolis, MN

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $27.6 development of Lake Street Apartments in Minneapolis, Minnesota. The six story project will create 111 units of housing for low-income tenants earning from 30% to 60% of the area’s median income. The development will also offer underground and surface parking, storm water management infrastructure, and approximately 1,000 square feet of commercial space on the first floor.

HIT ROLE	The HIT made a $13.5 million construction loan and made a forward commitment to purchase a permanent Fannie Mae MBS for this project.

SOCIAL IMPACT	The development of Lake Street Apartments will provide affordable workforce housing in a neighborhood that has become gentrified and has seen a significant increase in rents over the past decade. Up to nine units will be set aside for homeless veterans or tenants with disabilities. Lake Street Apartments will provide high-density affordable housing, allowing those making less than area median income to partake in the area’s economic expansion.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $13.5 million	Total Development Cost $27.6 million	111 Units of housing, with 100% affordable units	221,440 Hours of Union Construction Work Generated	$8.4 million Tax revenue generated	$56.5 million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Lake Street Apartments Minneapolis, Minnesota

“Housing should be a right, and – as a city – we need to do everything we can to guarantee that right to everyone who lives in Minneapolis. Thanks to the good work of HIT and our union construction workers who are making this project possible, more families across our city will have safe, affordable housing.”

— Jacob Frey, Mayor of Minneapolis

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio- hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

8/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com